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                                  CLASS 4 NOTE

                                                            New York, New York
                                                                  May 12, 1997

      FOR VALUE RECEIVED, the undersigned, ANDOVER TOGS, INC., a Delaware corporation, (the "Maker") hereby promises to pay to the order of the Collateral Trustee under and as defined in the Plan referred to below (the "Payee"; capitalized terms used and not otherwise defined herein having herein their respective meanings as set forth in the Plan), for the benefit of the Class 4 Creditors (as defined in the Note Agreement), at the office of the Payee located at 333 East 68th Street, New York, New York 10021, or at such other place(s) as may be designated in writing by the holder hereof (the "Holder"), a principal amount equal, at all times, to the amount, by which (x) the sum of all Allowed General Unsecured Claims allowed from time to time at any time exceeds (y) the aggregate amount of Class 4 Cash paid to the holders of such Allowed General Unsecured Claims (such excess, the "Note Portion"), which Note Portion is in the aggregate principal amount as of the date hereof as set forth on Schedule A attached hereto, in lawful money of the United States, in twenty (20) consecutive quarterly installments (or earlier as hereinafter provided) commencing June 30, 1997 and on the last day of each calendar quarter thereafter, of which the first nineteen (19) installments shall each be in the amount of one fortieth (1/40th) of the Note Portion of such Allowed General Unsecured Claims, and the last and twentieth (20th) installment of which shall be in the amount of the entire unpaid balance hereof, if any, which last and 20th installment shall be due and payable on March 31, 2002.

      The Maker further promises to pay interest to the order of the Payee at said office or place(s), in like money, on the unpaid principal amount of this Class 4 Note (this "Note") quarterly in arrears on the last day of each calendar quarter commencing June 30, 1997 at a rate of six percent (6%) per annum from the date hereof until paid in full.

      In addition to the quarterly installments of principal and interest payable hereunder, the Maker further promises to pay to the order of the Payee on the last day of March of each year, commencing on the last day of March, 1998, an amount equal to fifty percent (50%) of the Maker's Excess Cash Flow, if any, for the immediately preceding fiscal year of the Maker, each such payment (each an "Excess Cash Flow Payment" and collectively, the "Excess Cash Flow Payments") to be applied to the payment of the unpaid principal balance of this
Note in the inverse order of the maturity of the quarterly principal installments hereof.

      At such time as a Disputed Claim becomes, in whole or in part, an Allowed General Unsecured Claim (the "Allowance Date"), then, after the Allowance Date, in addition to the pro rata share of the quarterly installments of principal and interest and of the Excess Cash Flow

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Payments, if any, due and payable hereunder, the Maker further promises to pay to the Payee with respect to such Allowed General Unsecured Claim, on the quarterly Distribution Date next following the Allowance Date, an amount equal to the aggregate amount of all principal and interest which would have been due and payable hereunder with respect to such Allowed General Unsecured Claim from and after the Effective Date through and including the Allowance Date if such Allowed General Unsecured Claim had been an Allowed General Unsecured Claim on the Effective Date.

      This Note has been issued pursuant to the Joint Plan of Reorganization, dated January 30, 1997, of the Maker and its subsidiaries, Springdale Fashions, Inc., Tortoni Manufacturing Corp. and Stonehenge Financial Corp. (each a "Subsidiary" and collectively, the "Subsidiaries") under chapter 11 of the United States Bankruptcy Code, confirmed by order of the United States Bankruptcy Court for the Southern District of New York (Case Nos. 96 B 41437
(TLB) through 96 B 41440 (TLB), inclusive) (as amended, supplemented or modified, the "Plan").

      The rights of each holder of an Allowed General Unsecured Claim to receive its ratable share of payments of the Note Portion of Allowed General Unsecured Claims pursuant to this Note shall be evidenced by a certificate of beneficial interest in this Note in this Note in a principal amount equal to the amount by which such holder's Allowed General Unsecured Claim exceeds the Class 4 Cash received by such holder.

      This Note is secured by a second priority lien upon and security interest in certain of the assets of the Maker and its subsidiaries which secure the Exit Financing Facility, as set forth in the Class 4 Security Agreement of even date herewith, and is subject to the terms of the Intercreditor Agreement, dated on or about the date hereof, between CIT and the Payee (the "Intercreditor Agreement").

      If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payment of principal, interest thereon shall be payable at the then applicable rate during any such extension.

      Upon the occurrence of any of the following events (each an "Event of Default"):

            (a) the Maker fails to pay when due any principal or interest payable hereunder or any of the other Obligations, and such failure shall continue unremedied for more than four (4) Business Days;

            (b) any representation or warranty of the Maker contained herein or of the Maker or any Subsidiary contained in any other Class 4 Document (as defined in the Note Agreement) shall prove to have been false in any


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                  material respect when made, unless the fact resulting in such breach of representation or warranty is capable of cure and is cured within ten (10) days of the occurrence of an Event of Default arising from such breach;

            (c) breach by the Maker of any covenant contained in this Note or by the Maker or any Subsidiary contained in any other Class 4 Document (other than the covenants referred to in sub-paragraph (a) above) or any written agreement entered into in connection with this Note between the Maker or any Subsidiary and the Payee, or delivered by the Maker or any Subsidiary to the Payee in connection herewith, if such breach shall not have been remedied within thirty (30) days after the occurrence of an Event of Default arising from such breach;

            (d) for any reason (other than as a result of an act or failure to act on the part of the Payee relating to the continuation of perfection of the security interest of the Payee in the Collateral) any Class 4 Document shall cease to be in full force and effect or any security interest intended or purported to be created thereby with respect to any part of the Collateral shall cease to be or is not valid and perfected (to the extent such security interest can be perfected by filing), or if, for any reason, any such security interest or obligations shall not have the priority contemplated by the Class 4 Documents and the Intercreditor Agreement, or the Maker or any Subsidiary shall assert any of the foregoing;

            (e) the occurrence of an "Event of Default" under and as defined in the Amended and Restated Financing and Security Agreement, dated on or about the date hereof, by and among CIT, as Agent, and as a Lender, and Andover Togs, Inc., as Borrower, as the same may now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced (the "Financing Agreement"), which Event of Default shall not have been cured or waived by the appropriate Lenders under and in accordance with the terms of the Financing Agreement;

            (f) an involuntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect shall be commenced against the Maker of any Subsidiary and the petition shall not be dismissed within thirty (30) days after the commencement of the case, or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Maker or any Subsidiary in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any other similar relief shall be granted under any applicable federal or state law, or


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                  a decree or order of a court having jurisdiction in the
                  premises for the appointment of a receiver, liquidator, trustee, custodian or other officer having similar powers over the Maker or any Subsidiary or over all or a substantial part of the property of the Maker or any Subsidiary shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Maker or any Subsidiary shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within thirty (30) days of entry, appointment or issuance; or

            (g) the Maker or any Subsidiary shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Maker or any Subsidiary shall make an assignment for the benefit of creditors or shall admit in writing its inability generally to pay its debts as such debts become due; or the Board of Directors of the Maker or any Subsidiary (or any Committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the foregoing;

then, and in any such event, in addition to all the rights and remedies of the Payee under the Collateral Documents (as defined in the Note Agreement), applicable law and otherwise, the Payee, may, subject to the provisions of the Note Agreement and the Intercreditor Agreement, declare the unpaid principal balance of this Note together with all interest accrued thereon, and all other Obligations of the Maker to the Payee, to be due and payable, whereupon the unpaid balance hereof, together with all interest accrued thereon, and all such other Obligations, shall forthwith become due and payable, together with interest accruing thereafter at the then applicable rate as stated above, until the indebtedness evidenced by this Note is paid in full; provided, however, that if the Event of Default is one of the events listed in subparagraph (f) or (g) of this paragraph, then, upon the occurrence thereof, all Obligations shall automatically and immediately become due and payable without demand or notice of any kind, which are expressly waived by Maker.

      If this Note is not paid when due and if it is placed with an attorney for collection, the Maker agrees to pay all costs of collection, including reasonable attorneys' fees which shall be added to the amount due under this Note.

      The Maker waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note. The Holder may extend the time of payment of this Note,


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postpone the enforcement hereof, grant any other indulgences, add or release any party primarily or secondarily liable hereon and/or permit substitutions, exchanges or releases of Collateral, in whole or in part, and the Holder may do any or all of the foregoing without affecting or diminishing the Holder's right of recourse against the Maker, which right is expressly reserved.

      The Holder shall not be required to look to any collateral security for this Note and may proceed against the Maker in such manner as it deems desirable. No right or remedy of the Holder hereunder is to be deemed waived or affected by any failure or delay to exercise the same.

      IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS NOTE, THE MAKER WAIVES (TO THE EXTENT PERMITTED BY LAW) THE RIGHT TO A TRIAL BY JURY, ALL RIGHTS OF SETOFF AND RIGHTS TO INTERPOSE COUNTERCLAIMS AND CROSS-CLAIMS (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION) AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE AS TO ANY ACTION OR PROCEEDING BROUGHT IN ANY FEDERAL OR NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK.


      THE MAKER HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE. IN ANY SUCH ACTION OR PROCEEDING, THE MAKER WAIVES (TO THE EXTENT PERMITTED BY LAW) PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL. THE MAKER HEREBY WAIVES (TO THE EXTENT PERMITTED BY LAW) THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE.

      The execution and delivery of this Note has been authorized by the Board of Directors of the Maker and by any necessary note or consent of the stockholders of the Maker.

      This Note may not be modified or amended except by an agreement in writing signed by the party to be charged.


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      This Note shall be governed by, and interpreted in accordance with, the laws of the State of New York and shall be binding upon the successors and assigns of the Maker and inure to the benefit of the Payee and its successors, endorsees and assigns.

ATTEST:                                   ANDOVER TOGS, INC.

                                          By: /s/ William L. Cohen
                                              -----------------------

/s/ Pamela E. Flaherty                    Title: President
--------------------------
  Assistant Secretary
                                          By:
                                             -----------------------

                                          Title:
                                                --------------------

  [Corporate Seal]


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                                   Schedule A

                                                Original Principal
               Date                                  Amount
               ----                             ------------------

       5-12-97 (Effective Date)                   $3,317,532.06








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